UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 1, 2021

COUNTERPATH CORPORATION

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

001-35592

(Commission File Number)

20-0004161

(IRS Employer Identification No.)

Suite 300, One Bentall Centre, 505 Burrard Street, Vancouver, British Columbia, Canada V7X 1M3
(Address of principal executive offices and Zip Code)

(604) 320-3344

Registrant's telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	CPAH	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.              [  ]

INTRODUCTORY NOTE

On March 1, 2021, pursuant to the terms of the agreement and plan of merger, dated as of December 6, 2020 ("Agreement and Plan of Merger") by and among CounterPath Corporation, a Nevada corporation (the "Company"), Alianza, Inc., a Delaware corporation ("Parent"), and CounterPath Merger Sub, Inc., a Nevada corporation and a wholly-owned subsidiary of Parent ("Merger Sub"), Merger Sub was merged with and into the Company (the "Merger"), with the Company continuing as the surviving corporation and a wholly-owned subsidiary of Parent.

Item 2.01. Completion of Acquisition or Disposition of Assets.

The information set forth in the Introductory Note and Items 3.03, 5.01, 5.02, and 5.03 of this report are incorporated herein by reference.

On February 22, 2021, stockholders of the Company approved the Merger and on March 1, 2021, Parent completed the acquisition of the Company through the Merger.

At the effective time of the Merger (the "Effective Time"), each issued and outstanding share of the Company's common stock (each a "Company Share"), other than the shares held by the Company, Alianza or Merger Sub, was cancelled and converted into the right to receive $3.49 per share in cash, without interest (the "Merger Consideration") and net of withholding.

Each vested option to purchase Company Shares that was outstanding as of the Effective Time was cancelled in exchange for the right to receive the excess of the Merger Consideration over the exercise price of such option, less any withholding. Each unvested option to purchase Company Shares or option with an exercise price greater than the Merger Consideration was cancelled. Each deferred share unit that was outstanding as of the Effective Time was cancelled in exchange for the right to receive the amount of the Merger Consideration less any withholding.

The aggregate Merger Consideration was approximately $25.6 million.

The foregoing summary does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Agreement and Plan of Merger, which is incorporated by reference to Exhibit 2.1 to the Company's Current Report on Form 8-K filed on December 7, 2020.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth in the Introductory Note and Items 2.01 and 3.03 of this report is incorporated herein by reference.

On February 26, 2021, in connection with the consummation of the Merger, the Company notified the Nasdaq Stock Market LLC ("Nasdaq") of the pending consummation of the Merger and requested that the trading of the Company Shares on Nasdaq be suspended and that the listing of the Company Shares on Nasdaq be withdrawn. In addition, the Company requested that Nasdaq file with the Securities and Exchange Commission (the "SEC") a notification on Form 25 to report the delisting of the Company Shares from Nasdaq and to deregister the Company Shares under Section 12(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

Following the effectiveness of the Form 25, the Company intends to file with the SEC a Form 15 requesting the termination of registration of the Company Shares under Section 12(g) of the Exchange Act and the suspension of reporting obligations under Section 13(a) and 15(d) of the Exchange Act with respect to the Company Shares. Once such measures become effective, the Company will no longer be required to prepare and file public reports and will cease to file reports with the SEC.

Item 3.03. Material Modifications to Rights of Security Holders.

The information set forth in the Introductory Note and Items 2.01 and 5.03 is incorporated herein by reference.

At the Effective Time, each issued and outstanding Company Share, other than shares held by the Company, Alianza or Merger Sub, was converted into the right to receive the Merger Consideration, whereupon all such Company Shares were cancelled and ceased to exist, and each holder of such Company Shares ceased to have any rights with respect thereto, except the right to receive the Merger Consideration to be paid in consideration therefor in accordance with the Merger Agreement.

Item 5.01. Changes in Control of Registrant.

The information set forth in the Introductory Note and Items 2.01, 3.01, 3.03, and 5.02 of this report is incorporated herein by reference.

On March 1, 2021, pursuant to the terms of the Merger Agreement, Merger Sub was merged with and into the Company, with the Company continuing as the surviving corporation and a wholly-owned subsidiary of Parent. The aggregate Merger Consideration was approximately $25.6 million, which was funded through a Revolving Credit and Term Loan Agreement, consisting of a $20,000,000 term loan and $3,000,000 revolving credit facility, by and among Parent, as borrower, Western Alliance Bank, as administrative agent, collateral agent and issuing bank, Tree Line Capital Partners, LLC, as lead arranger, and the lenders named in the credit agreement, and additional equity financing from Parent's existing owners.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in the Introductory Note and Item 2.01 of this report is incorporated herein by reference.

As of the Effective Time, in accordance with the terms of the Merger Agreement, Terence Matthews, Owen Matthews, Chris Cooper, Bruce Joyce, Larry Timlick and Steven Bruk resigned from the Board of Directors of the Company and its subsidiaries as applicable and all Board committees on which they serve.

As of the Effective Time, in accordance with the terms of the Merger Agreement, Brian Beutler, Brian Smith, Dan Hoskins, Clark Peterson and Scott Petty, who were the directors of Merger Sub immediately prior to the Effective Time, became the directors of the surviving corporation until their respective successors are duly elected and qualified or until their earlier death, resignation, or removal.

In addition, in connection with the Merger, effective immediately prior to the Effective Time, David Karp, Chief Executive Officer of the Company, Karen Luk, Vice President of Finance of the Company, Todd Carothers, Chief Revenue Officer of the Company, and Srini Janaswamy, Interim Vice President of Finance, Secretary and Treasurer of the Company, resigned from their executive officer positions with the Company.  As of the Effective Time, Brian Beutler, 41, became the chief executive officer of the Company.  Mr. Beutler was and will continue to be the chief executive officer of Parent.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in the Introductory Note and Item 2.01 of this report is incorporated herein by reference.

On March 1, 2021, pursuant to the terms of the Merger Agreement, at the Effective Time, the articles of incorporation of the Company as in effect immediately prior to the Effective Time were amended and restated as set forth in the Amended and Restated Articles of Incorporation filed as Exhibit 3.1 to this report and incorporated herein by reference, and the bylaws of the Company as in effect immediately prior to the Effective Time were amended and restated as set forth in the Amended and Restated Bylaws filed as Exhibit 3.2 to this report and incorporated herein by reference.

Item 8.01. Other Events.

On March 1, 2021, the Company issued a press release announcing the completion of the Merger, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

3.1	Amended and Restated Articles of Incorporation of the Company dated March 1, 2021
3.2	Amended and Restated Bylaws of the Company dated March 1, 2021
99.1	Press Release of the Company dated March 1, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COUNTERPATH CORPORATION

By:  "David Karp"

 David Karp

 Chief Executive Officer

Dated:  March 2, 2021